UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana Street, 10th Floor Houston, Texas 77002 (Address of Principal Executive Offices, including Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, each of Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), Oiltanking Holding Americas, Inc., a Delaware corporation (“OTA”), OTB Holdco, LLC, a Delaware limited liability company (“OTB Holdco”), and Enterprise Products Holdings LLC, a Delaware limited liability company (the “General Partner”), entered into that certain Contribution and Purchase Agreement, dated as of October 1, 2014, by and among the Partnership, OTA, OTB Holdco and (for purposes of Section 5.11 thereof) the General Partner (the “Purchase Agreement”), pursuant to which the Partnership acquired from OTA and OTB Holdco a controlling interest in Oiltanking Partners, L.P., a Delaware limited partnership (“Oiltanking”).

Section 5.11 of the Purchase Agreement provides that Marquard & Bahls, AG (“M&B”), shall be entitled to maintain a designee (the “M&B Designee”) or a replacement thereof as a member of the board of directors of the General Partner (the “Enterprise Board”) in accordance with the terms and conditions set forth therein.

Effective as of June 6, 2018, each of the Partnership, OTA (including without limitation as successor-by-merger to OTB Holdco), the General Partner and M&B entered into Amendment No. 1 to the Purchase Agreement (the “Amendment”), which terminated (i) any and all rights of M&B and/or any affiliate thereof under the Purchase Agreement to maintain the M&B Designee or any replacement thereof as a member of the Enterprise Board and (ii) any and all other rights and obligations of any person under Section 5.11 of the Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 2.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1
Contribution and Purchase Agreement, dated as of October 1, 2014, by and among Enterprise Products Partners L.P., Oiltanking Holding Americas, Inc., OTB Holdco, LLC and (for purposes of Section 5.11 thereof) Enterprise Products Holdings LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed October 1, 2014).

2.2
Amendment No. 1 dated as of June 6, 2018 to Contribution and Purchase Agreement, by and among Enterprise Products Partners L.P., Oiltanking Holding Americas, Inc., Enterprise Products Holdings LLC and Marquard & Bahls, AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products Holdings LLC,
its General Partner

Date:	June 12, 2018	By:	/s/ R. Daniel Boss
		Name:	R. Daniel Boss
		Title:	Senior Vice President – Accounting and Risk Control

		By:	/s/ Michael W. Hanson
		Name:	Michael W. Hanson
		Title:	Vice President and Principal Accounting Officer

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